Exhibit 10(ii)

Powers of Attorney

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Cristóbal I. Conde, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8th day of February, 2012, in the City of Chicopee, Commonwealth of Massachusetts.

/s/ Cristóbal I. Conde
Cristóbal I. Conde, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Gregory Deavens, Controller of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Controller (principal accounting officer), to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 17th day of April, 2012.

/s/ Gregory Deavens
Gregory Deavens, Controller (principal accounting officer)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, H. Todd Stitzer, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8th day of February, 2012, in the City of Chicopee, Commonwealth of Massachusetts.

/s/ H. Todd Stitzer
H. Todd Stitzer, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Thomas C. Barry, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8th day of February, 2012, in the City of Chicopee, Commonwealth of Massachusetts.

/s/ Thomas C. Barry
Thomas C. Barry, Director